Acquisitions, Deconsolidation of Subsidiary and Divestitures Acquisitions (Notes)	12 Months Ended
Jun. 30, 2015
Acquisitions [Abstract]
Acquisitions, Deconsolidation of Subsidiary and Divestitures
Acquisitions, Deconsolidation of Subsidiary and Divestitures
Acquisitions - During 2015, the Company completed four acquisitions whose aggregate sales for their most recent fiscal year prior to acquisition were approximately $27 million. Total purchase price for the four acquisitions was approximately $27 million in cash.
During 2014, the Company completed three acquisitions whose aggregate sales for their most recent fiscal year prior to acquisition were approximately $14 million. Total purchase price for the three acquisitions was approximately $19 million in cash.
During 2013, the Company completed eight acquisitions whose aggregate sales for their most recent fiscal year prior to acquisition were approximately $484 million. Total purchase price for the eight acquisitions was approximately $621 million in cash and $114 million in assumed debt.
The results of operations for all acquisitions are included as of the respective dates of acquisition. The initial purchase price allocation and subsequent purchase price adjustments for acquisitions in 2015, 2014 and 2013 are presented below. Some of the 2015 acquisitions are still subject to purchase price adjustments.

	2015	2014	2013
Assets:
Accounts receivable	$7,656	$954	$91,668
Inventories	3,099	2,184	93,915
Prepaid expenses	91	57	4,672
Deferred income taxes	5	189	(1,713)
Plant and equipment	1,123	11,211	74,439
Intangible and other assets	7,794	5,646	280,001
Goodwill	10,430	3,195	317,879
	30,198	23,436	860,861
Liabilities and equity:
Notes payable	—	—	11,920
Accounts payable, trade	2,689	915	46,596
Accrued payrolls and other compensation	243	263	12,099
Accrued domestic and foreign taxes	777	1	7,073
Other accrued liabilities	5,267	3,864	16,805
Long-term debt	—	—	102,122
Pensions and other postretirement benefits	—	—	2,125
Deferred income taxes	2,604	—	39,214
Other liabilities	—	800	689
Noncontrolling interests	—	—	1,074
	11,580	5,843	239,717
Net assets acquired	$18,618	$17,593	$621,144

Deconsolidation of Subsidiary - During 2014, the Company and GE Aviation, a non-related party, finalized a joint venture in which the Company sold a 50 percent equity interest in one of its wholly-owned subsidiaries. The sale of the 50 percent equity interest in the wholly-owned subsidiary resulted in a loss of control of the subsidiary, and therefore it was deconsolidated from the Company's financial statements during 2014.

The Company recognized a pre-tax gain of $413 million on the deconsolidation, measured as the fair value of the consideration received for the 50 percent equity interest in the former subsidiary and the fair value of the retained investment less the carrying amount of the former subsidiary's net assets. Approximately $186 million of the pre-tax gain is attributable to the remeasurement of the retained investment in the former subsidiary to its current fair value. The gain is reflected in the loss (gain) on disposal of assets caption in the Consolidated Statement of Income and the other expense (income) caption in the Business Segment Information.

Divestitures - During 2013, the Company completed several divestitures, the primary ones being the automotive businesses of its Mobile Climate Systems division and its Turkey refrigeration components business. The Company recorded a net pre-tax gain during 2013 of approximately $18 million related to these divestitures. The gain is reflected in the loss (gain) on disposal of assets caption in the Consolidated Statement of Income.